UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

May 2, 2022
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street,		Stamford,	Connecticut	06926
Telephone Number:	(203)	356-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) Pitney Bowes Inc. (the "Company") held its 2022 Annual Meeting of Stockholders (the "Annual Meeting") on May 2, 2022.
(b) Each of the matters submitted to the stockholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the stockholders are as follows:
Proposal 1 - Election of Directors
The nomineeds for election to the board of directors (the "Board") of the Company at the Annual Meeting received the number of votes reported below:

Director Nominee	Vote For	Vote Against	Abstain	Broker Non-Vote
Anne M. Busquet	107,872,479	6,299,495	2,093,506	23,965,071
Robert M. Dutkowsky	100,030,658	14,097,867	2,136,955	23,965,071
Mary J. Steele Guilfoile	108,414,501	5,749,376	2,101,603	23,965,071
S. Douglas Hutcheson	109,231,046	4,409,898	2,624,536	23,965,071
Marc B. Lautenbach	109,359,171	5,078,426	1,827,883	23,965,071
Michael I. Roth	107,530,311	6,650,363	2,084,806	23,965,071
Linda S. Sanford	108,960,965	5,214,406	2,090,109	23,965,071
David L. Shedlarz	107,672,215	6,459,213	2,134,052	23,965,071
Sheila A. Stamps	108,809,075	5,383,307	2,073,098	23,965,071
Accordingly, Ms. Busquet, Mr. Dutkowsky, Ms. Guilfoile, Mr. Hutcheson, Mr. Lautenbach, Mr. Roth, Ms. Sanford, Mr. Shedlarz and Ms. Stamps were elected to serve as directors of the Company for a one-year term expiring at the 2023 Annual Meeting of Stockholders.

Proposal 2 – Ratification of the Audit Committee’s Appointment of the Independent Accountants for 2022
The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2022 was ratified. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
135,623,571	2,961,382	1,645,598	—

Proposal 3 – A Non-binding Advisory Vote to Approve Executive Compensation
The advisory vote on executive compensation was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
104,025,777	11,204,993	1,034,710	23,965,071
The Board and the Executive Compensation Committee will consider the voting results when making future decisions regarding the executive compensation program.

Proposal 4 – Approval of the Second Amendment to and Restatement of the Pitney Bowes Inc. 2018 Stock Plan

The vote to approve the Second Amendment to and Restatement of the Pitney Bowes Inc. 2018 Stock Plan was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
66,618,916	46,310,539	3,336,025	23,965,071

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Daniel Goldstein
Name: Daniel Goldstein
Date: May 2, 2022	Title: Executive Vice President, Chief Legal Officer and Corporate Secretary